UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 10, 2012

BOSTON PROPERTIES LIMITED PARTNERSHIP

(Exact name of registrant as specified in its charter)

Delaware	0-50209	04-3372948
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

800 Boylston Street, Suite 1900, Boston, Massachusetts 02199-8103

(Address of principal executive offices) (Zip Code)

(617) 236-3300

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.	Other Events.

On January 10, 2012, Boston Properties, Inc. (the “Company”) announced that holders of the 2.875% Exchangeable Senior Notes due 2037 (the “Notes”) of its operating partnership, Boston Properties Limited Partnership (the “Operating Partnership”), have the right to surrender their Notes for purchase by the Operating Partnership pursuant to their option (the “Put Right”) under the Indenture governing the Notes, dated as of December 13, 2002 (the “Base Indenture”), as supplemented by Supplemental Indenture No. 6, dated as of February 6, 2007 (the “Supplemental Indenture” and, together with the Base Indenture, the “Indenture”)). In connection with the Put Right, on January 10, 2012, the Operating Partnership distributed a Put Right Notice to the holders of the Notes and filed a Schedule TO with the Securities and Exchange Commission. The opportunity to exercise the Put Right will expire at 5:00 p.m., New York City time, on February 8, 2012.

On January 10, 2012, the Company also announced that the Operating Partnership issued a notice of redemption to the holders of the Notes to redeem, on February 20, 2012 (the “Redemption Date”), all of the Notes outstanding on the Redemption Date pursuant to its option under the Indenture.

In connection with the redemption, holders of the Notes have the right to exchange their Notes prior to 5:00 p.m., New York City time, on February 16, 2012 in accordance with the terms of, and for the consideration set forth in, the Indenture. Notes with respect to which the Put Right is not exercised (or with respect to which the Put Right is exercised and subsequently withdrawn prior to the withdrawal deadline) and that are not surrendered for exchange prior to 5:00 p.m., New York City time, on February 16, 2012, will be redeemed by the Operating Partnership on the Redemption Date at a redemption price equal to 100% of the principal amount of the Notes plus accrued and unpaid interest thereon to, but excluding, the Redemption Date.

As of January 9, 2012, there was approximately $576,194,000 aggregate principal amount of the Notes outstanding.

The foregoing description is only a summary and is qualified in its entirety by reference to the Put Right Notice, the press release announcing the repurchase offer and the redemption, the notice of redemption and the Indenture, each of which is included as an exhibit hereto and incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit Number	Description

99.1	Put Right Notice, dated January 10, 2012 (incorporated by reference to Exhibit (a)(1)(A) to Boston Properties Limited Partnership’s Schedule TO filed on January 10, 2012).

99.2	Press Release, dated January 10, 2012 (incorporated by reference to Exhibit (a)(5)(A) to Boston Properties Limited Partnership’s Schedule TO filed on January 10, 2012).

99.3	Notice of Redemption, dated January 10, 2012 (incorporated by reference to Exhibit (d)(5) to Boston Properties Limited Partnership’s Schedule TO filed on January 10, 2012).

99.4	Indenture, dated as of December 13, 2002, by and between Boston Properties Limited Partnership and The Bank of New York, as Trustee (incorporated by reference to Exhibit 4.1 to Boston Properties, Inc.’s Current Report on Form 8-K/A filed on December 13, 2002).

99.5	Supplemental Indenture No. 6, dated February 6, 2007, by and between Boston Properties Limited Partnership and The Bank of New York Trust Company, N.A., as Trustee, including a form of the 2.875% Exchangeable Senior Note due 2037 (incorporated by reference to Exhibit 4.1 to Boston Properties Limited Partnership’s Current Report on Form 8-K filed on February 6, 2007).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BOSTON PROPERTIES LIMITED PARTNERSHIP

By: Boston Properties, Inc., its General Partner

Date: January 10, 2012	By:	/s/ Michael E. LaBelle
	Name:	Michael E. LaBelle
	Title:	Senior Vice President, Chief Financial Officer and Treasurer